Exhibit 10.2

SECOND AMENDMENT
TO
CREDIT AGREEMENT

DATED AS OF
JUNE 8, 2012

AMONG

LRE OPERATING, LLC,

AS BORROWER,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of June 8, 2012, is among LRE OPERATING, LLC, a Delaware limited liability company (the “Borrower”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 22, 2011, as amended by that certain First Amendment to Credit Agreement dated as of September 30, 2011 (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to, and extensions of credit on behalf of, the Borrower.

B.            The Borrower and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein, but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Credit Agreement.

Section 2.              Amendments to Credit Agreement.

2.1          Amendment to Section 1.02.  Clause (b) of the definition of “Indebtedness” contained in Section 1.02 is hereby amended and restated in its entirety to read as follows:

(b) to any counterparty under any Swap Agreement between the Borrower or any of its Subsidiaries and such counterparty, provided that such Swap Agreement was entered into prior to the time, or during the time, that such counterparty was a Lender (or an Affiliate of a Lender), even if such counterparty ceases to be a Lender or an Affiliate of a Lender for any reason (each such counterparty, a “Secured Swap Party”) and

2.2          Amendment to Section 10.02(c).  Clause (iv) of Section 10.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

fourth, pro rata to payment of principal outstanding on the Loans and Indebtedness referred to in Clause (b) of the definition of Indebtedness;

2.3          Amendment to Section 12.14. Section 12.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 12.14  Collateral Matters; Swap Agreements.  The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to the Secured Swap Parties on a pro rata basis in respect of any Indebtedness owing to Secured Swap Parties (but subject to the terms of the Loan Documents, including provisions thereof relating to the application and priority of payments to the Persons entitled thereto).  No Secured Swap Party shall have any voting rights under any Loan Document solely as a result of the existence of obligations owed to it under any such Swap Agreements.

Section 3.              The Borrower hereby agrees to execute and deliver (and to cause each guarantor or grantor of collateral to execute and deliver) any amendments to any other Loan Document that the Administrative Agent deems reasonably necessary or desirable in order to effectuate or evidence (of public record or otherwise) the amendments to the Credit Agreement and Loan Documents set forth above or to replicate the substance thereof in such other Loan Document, each of such amendments to be in form and substance reasonably satisfactory to the Borrower and the Administrative Agent.  The Required Lenders hereby consent to the Administrative Agent’s execution, delivery and filing of public record any amendments entered into in accordance with the foregoing sentence.

Section 4.              Conditions Precedent.  This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

4.1          Executed Counterparts of Second Amendment.  The Administrative Agent shall have received from the Lenders required by the Credit Agreement and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment.

4.2          Further Assurances.  The Administrative Agent shall have received such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent in form and substance, as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4.3          No Defaults.  No Default or Event of Default shall have occurred and be continuing, before and after giving effect to the terms of this Second Amendment.

Section 5.              Miscellaneous.

5.1          Confirmation.  The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2          Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and Parent hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies

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and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each of the Loan Documents to which it is a party and agrees that each of the Loan Documents to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, both before and after giving effect to the terms of this Second Amendment no Default has occurred and is continuing.

5.3          Loan Documents.  This Second Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection herewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto and thereto.

5.4          Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Second Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

5.5          NO ORAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

5.6          GOVERNING LAW.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	LRE OPERATING, LLC

	By:	LRR Energy, L.P., its sole member

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime. R. Casas
	Name:	Jaime R. Casas
	Title:	Chief Financial Officer

PARENT:	LRR ENERGY, L.P.

	By:	LRE GP, LLC, its general partner

	By:	/s/ Jaime. R. Casas
	Name:	Jaime R. Casas
	Title:	Chief Financial Officer

Signature Page

Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N. A.
as Administrative Agent, Issuing Bank, Swing Line Lender, and Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Director

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Second Amendment to Credit Agreement

SYNDICATION AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Christopher T. Renyi
	Name:	Christopher T. Renyi
	Title:	Vice President

Signature Page

Second Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	BNP PARIBAS

	By:	/s/ Mylene Dao
	Name:	Mylene Dao
	Title:	Managing Director

	By:	/s/ Michiel V.M. Van Der Voort
	Name:	Michiel V.M. Van Der Voort
	Title:	Managing Director

Signature Page

Second Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	CITIBANK, N.A.

	By:	/s/ Yasantha Gunaratna
	Name:	Yasantha Gunaratna
	Title:	Vice President

Signature Page

Second Amendment to Credit Agreement

CO- DOCUMENTATION AGENT:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

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Second Amendment to Credit Agreement

LENDERS:	COMERICA BANK

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Vice President

Signature Page

Second Amendment to Credit Agreement

BARCLAYS BANK PLC

By:	/s/ May Huang
Name:	May Huang
Title:	AVP

Signature Page

Second Amendment to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ C. Wakeford Thompson
Name:	C. Wakeford Thompson
Title:	Vice President

Signature Page

Second Amendment to Credit Agreement